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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-96877 of American Maturity Life Insurance Company Separate Account One, on Form N-4, of our report dated March 25, 2005, relating to the statutory basis financial statements of American Maturity Life Insurance Company as of and for the years ended December 31, 2004 and 2003, appearing in the Statement of Additional Information, which is incorporated by reference in such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/Deloitte & Touche LLP
Hartford, Connecticut
October 12, 2005